UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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      Date of report (Date of earliest event reported): September 12, 2006

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




         Delaware                      0-27943                   11-3386214
      (State or other           (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)


       125 Wilbur Place, Suite 120                                 11716
           Bohemia, New York                                     (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)) -


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Item 1.01 Entry into a Material Definitive Agreement.


On September 12, 2006, the Company entered into a Securities Purchase Agreement with AJW Partners, LLC ("Partners"), AJW Offshore, Ltd. ("Offshore"), AJW Qualified Partners, LLC ("Qualified") and New Millennium Capital Partners, II, LLC ("Millennium") for the sale of (i) $775,000 in secured convertible notes; and (ii) warrants to purchase 20,000,000 shares of the Company's common stock. Partners, Offshore, Qualified and Millennium are collectively referred to as the "Purchasers."

The Purchasers are obligated to provide the Company with the funds as follows:

      o     $275,000 was disbursed on September 12, 2006;

      o     $250,000 will be disbursed on October 3, 2006; and

      o     $250,000 will be disbursed on November 3, 2006.

The proceeds of the offering will be used support the Company's commercialization activities for its BioScanIR(R) System and for working capital.

The secured convertible notes bear interest at 8%, unless the Company's common stock is greater than $0.3125 per share for each trading day of a month, in which event no interest is payable during such month. Any interest not paid when due shall bear interest of 15% per annum from the date due until the same is paid. The secured convertible notes mature three years from the date of issuance, and are convertible into common stock, at the Purchasers' option, at a 40% discount to the average of the three lowest trading prices of the common stock during the 20 trading day period prior to conversion. At the Company's option, in any month where the current stock price is below the Initial Market Price which is $0.30, the Company can pay the outstanding principal and interest due for that month and this will stay any conversions for that month.

The full principal amount of the secured convertible notes are due upon a default under the terms of secured convertible notes. In addition, the Company granted the Purchasers a security interest in substantially all of the Company's assets and intellectual property. The Company is required to file a registration statement with the Securities and Exchange Commission within 30 days of receipt of written demand of the Purchasers, which will include the common stock underlying the secured convertible notes, and the warrants. If the registration statement is not declared effective within 120 days from the date of closing, the Company is required to pay liquidated damages to the Purchasers. In the event that the Company breaches any representation or warranty in the Securities Purchase Agreement, the Company is required to pay liquidated damages in shares or cash, at the Company's election, in an amount equal to 2% of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

The warrants are exercisable until seven years from the date of issuance at a purchase price of $0.30 per share. The Purchasers may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the Purchasers exercise the warrants on a cashless basis, then the Company will not receive any proceeds. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the secured convertible notes issued pursuant to the Securities Purchase Agreement.

Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for the Company's shares of common stock for the five trading days immediately preceding such issuance as set forth on the Company's principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.


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The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or takes such other action as would otherwise result in dilution of the selling stockholder's position.

The Purchasers have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Purchasers were accredited Purchasers and/or qualified institutional buyers, the Purchasers had access to information about the company and their investment, the Purchasers took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.


Item 2.03 Creation of a Direct Financial Obligation.

      See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01 Exhibits.

Exhibit
Number                                 Description
--------------------------------------------------------------------------------
10.1 Securities Purchase Agreement, dated September 12, 2006, by and among Advanced BioPhotonics, Inc. and AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.
10.2           Callable  Secured  Convertible Note issued to AJW Offshore,
               Ltd., dated September 12, 2006.
10.3 Callable Secured Convertible Note issued to AJW Qualified Partners, LLC, dated September 12, 2006.
10.4           Callable  Secured  Convertible Note issued to AJW Partners,
               LLC, dated September 12, 2006.
10.5 Callable Secured Convertible Note issued to New Millennium Capital Partners II, LLC, dated September 12, 2006.
10.6 Stock Purchase Warrant issued to AJW Offshore, Ltd., dated September 12, 2006.
10.7           Stock Purchase  Warrant  issued to AJW Qualified  Partners,
               LLC, dated September 12, 2006.
10.8           Stock Purchase  Warrant issued to AJW Partners,  LLC, dated
               September 12, 2006.
10.9 Stock Purchase Warrant issued to New Millennium Capital Partners II, LLC, dated September 12, 2006.
10.10 Registration Rights Agreement, dated as of September 12, 2006, by and among Advanced BioPhotonics, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.
10.11          Security Agreement,  dated as of September 12, 2006, by and among Advanced BioPhotonics,  Inc., AJW Offshore, Ltd., AJW
               Qualified  Partners,   LLC,  AJW  Partners,   LLC  and  New
               Millennium Capital Partners II, LLC.
10.12 Intellectual Property Security Agreement, dated September 12, 2006, by and among Advanced BioPhotonics, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.
10.13 Escrow Agreement, dated September 12, 2006, by and among Advanced BioPhotonics, Inc., Denis A. O'Connor, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED BIOPHOTONICS INC.


Date: September 15, 2006            By: /s/ Denis A. O'Connor
                                        --------------------------------------
                                       Denis A. O'Connor
                                       President and Chief Executive Officer


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